                                                                   EXHIBIT 10.22

                            THIRD AMENDMENT TO THE
             1995 PINKERTON PERFORMANCE AND EQUITY INCENTIVE PLAN


     The 1995 Pinkerton Performance and Equity Incentive Plan is hereby amended as of December 11, 1996 to modify Section 2(e) - Definitions as follows:

     1. For any Award granted prior to December 11, 1996, the definition of "Change of Control" appearing in Section 2(e) shall apply.

     2. For any Award granted on or after December 11, 1996 to persons other than those identified on Schedule A hereto, the definition of "Change of
                              ----------
     Control" appearing in Section 2(e) shall be deemed modified to insert at the beginning of clauses (iii) and (iv) of the definition, after the words "approval by the stockholders of the Company" the words "and the subsequent completion".


     IN WITNESS THEREOF, the undersigned authorized officer of Pinkerton's, Inc. certifies that the foregoing Amendment has been duly approved and adopted by the Board of Directors as of December 11, 1996.


                                PINKERTON'S, INC.

                                By: /s/ C. Michael Carter
                                    ----------------------------------
                                    C. Michael Carter
                                    Executive Vice President, General
                                    Counsel and Corporate Secretary

                                   Schedule A
                                       to
                             Third Amendment to the
              1995 Pinkerton Performance and Equity Incentive Plan
              ----------------------------------------------------

     Persons for whom modified definition of "Change of Control" for any Award granted on or after December 11, 1996 does not apply:

     Denis R. Brown

     C. Michael Carter

     James P. McCloskey